UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2018

Birner Dental Management Services, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-23367	84-1307044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 S. Harrison Street, Suite 1400, Denver, CO	80210
(Address of principal executive offices)	(Zip Code)

(303) 691-0680

Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 20, 2018, Birner Dental Management Services, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). Shareholders of record of the Company’s common stock and Series A Convertible Preferred Stock at the close of business on November 13, 2018, the record date for the Special Meeting, were entitled to vote at the Special Meeting.

The holders of shares of common stock and Series A Convertible Preferred Stock, voting together as a single class, voted on the two proposals at the Special Meeting.

On the record date for the Special Meeting, there were 1,880,761 shares of common stock issued and outstanding, and 11 shares of Series A Convertible Preferred Stock issued and outstanding, each of which shares of preferred stock were entitled to cast 100,000 votes. Therefore, there were 2,980,761 votes eligible to be cast at the Special Meeting. Of the votes entitled to be cast at the Special Meeting, 1,549,069 shares of common stock and 11 shares of Series A Convertible Preferred Stock (entitled to cast 1,100,000 votes), or approximately 88.9% of the votes entitled to be cast at the Special Meeting, were represented in person or by proxy.

The final voting results on each matter considered at the Special Meeting are as follows:

1.	Merger Proposal. The proposal to approve the Agreement and Plan of Merger, dated as of October 3, 2018 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Mid-Atlantic Dental Services Holdings, LLC (“Mid-Atlantic Dental”), and Bronco Acquisition, Inc., a wholly owned subsidiary of Mid-Atlantic Dental, pursuant to which the Company would be acquired by way of a merger and become a wholly owned subsidiary of Mid-Atlantic Dental, was approved by the holders of the Company’s common stock and Series A Convertible Preferred Stock, voting together as a single class, by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,648,144	580	345	0

2.	Adjournment Proposal. The proposal to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Merger Agreement at the time of the Special Meeting was approved by the holders of the Company’s common stock and Series A Convertible Preferred Stock, voting together as a single class, by the votes set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,647,440	1,180	449	0

Although the Adjournment Proposal was approved, an adjournment of the Special Meeting was not necessary or appropriate because the Company’s shareholders approved the Merger Agreement.

Each proposal is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on November 19, 2018. The merger contemplated by the Merger Agreement is expected to close in January 2019, subject to customary closing conditions.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements.” Forward-looking statements can usually be identified by the use of words such as “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and other expressions which indicate future events or trends.

These forward-looking statements are based upon certain expectations and assumptions and are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including the following: (i) risks related to the consummation of the transaction, including the risks that (A) the transaction may not be consummated within the anticipated time period, or at all, (B) the conditions to the consummation of the transaction may not be satisfied, (C) all or part of Mid-Atlantic Dental’s financing may not become available, (D) the risk that regulatory, licensure or other approvals required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, (E) the significant limitations on remedies contained in the Merger Agreement may limit or entirely prevent the Company from specifically enforcing Mid-Atlantic Dental’s obligations under the Merger Agreement or recovering damages for any breach by Mid-Atlantic Dental, and (F) that all or any portion of the contingent value right is not paid to the Company’s shareholders, (ii) the effects that any termination of the transaction may have on the Company or its business, including the risks that (A) the Company’s stock price may decline significantly if the transaction is not completed, (B) the transaction may be terminated in circumstances requiring the Company to pay Mid-Atlantic Dental a termination fee of up to $2,000,000, or (C) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the transaction; (iii) the effects that the announcement or pendency of the transaction may have on the Company and its business, including the risks that as a result (A) the Company’s business, operating results or stock price may suffer, (B) the Company’s current plans and operations may be disrupted, (C) the Company’s ability to retain or recruit key employees may be adversely affected, (D) the Company’s business relationships (including patients, dentists, and suppliers) may be adversely affected, or (E) the attention of the Company’s management or employees may be diverted from other important matters; (iv) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (v) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the transaction and instituted against the Company and others; (vi) the risk that the transaction may involve unexpected costs, liabilities or delays; (vii) other economic, business, competitive, legal, regulatory or tax factors; and (viii) other factors described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2017, subsequent Quarterly Reports on Form 10-Q and in any other of the Company’s filings with the SEC.

All forward-looking statements are qualified by, and should be considered in conjunction with, such cautionary statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birner Dental Management Services, Inc.

Date: December 20, 2018	By:	/s/ Dennis N. Genty
Dennis N. Genty Chief Financial Officer and Secretary